Supplement Dated November 8, 2012 to your Prospectus

The following sentence is added at the end of the second paragraph in section 6.b Daily Lock Income Benefit, under the section entitled “How is the charge for the rider calculated.”

You may decline a rider charge increase in which event you will no longer be entitled to Market Increases, Deferral Bonuses and Withdrawal Percentage increases. This declination is irrevocable.

The following language is added in alphabetical order to the State Variations section of your prospectus:

South Dakota – This contract is no longer for sale as of January 1, 2013.

This Supplement Should be Retained for Future Reference.

HV-7410